Exhibit 99.2 Medical Properties Trust Acquires 24 Hospitals for $1.75 Billion July 2019Exhibit 99.2 Medical Properties Trust Acquires 24 Hospitals for $1.75 Billion July 2019

Safe Harbor & Disclaimer This presentation contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our plans, strategies, objectives, targets, future expansion and development activities and expected financial performance that are not historical facts. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or future events to differ materially from those expressed in or underlying such forward‐looking statements, including without limitation: the satisfaction of all conditions to, and the closing of the Prospect acquisition and the other transactions described herein on the terms contemplated or at all; our tenants ability to meet the terms of their agreements; expected payout ratio; the amount of acquisitions of healthcare real estate, if any; capital markets conditions; the repayment of debt arrangements; statements concerning the additional income to us as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt or equity arrangements, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which we operate; the execution of our business plan; financing risks; our ability to maintain our status as a real estate investment trust for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular; and the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain equity or debt financing secured by our properties or on an unsecured basis, and the factors referenced under the section captioned “Item 1.A Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, and other risks described in documents subsequently filed by us or MPT Operating Partnership, L.P., our operating partnership, from time to time with the Securities and Exchange Commission. The pro forma information included in this presentation adjusts our historical information to give effect to the pro forma events that are directly attributable to the Prospect acquisition and other transactions referred herein and is factually supportable. The pro forma adjustments are preliminary and are not necessarily indicative of results that may have actually occurred had the Prospect acquisition and other transactions referred herein taken place on the dates noted. The pro forma adjustments are based upon available information and assumptions that we believe reasonable. This presentation is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy any securities the company. 1Safe Harbor & Disclaimer This presentation contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our plans, strategies, objectives, targets, future expansion and development activities and expected financial performance that are not historical facts. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or future events to differ materially from those expressed in or underlying such forward‐looking statements, including without limitation: the satisfaction of all conditions to, and the closing of the Prospect acquisition and the other transactions described herein on the terms contemplated or at all; our tenants ability to meet the terms of their agreements; expected payout ratio; the amount of acquisitions of healthcare real estate, if any; capital markets conditions; the repayment of debt arrangements; statements concerning the additional income to us as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt or equity arrangements, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which we operate; the execution of our business plan; financing risks; our ability to maintain our status as a real estate investment trust for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular; and the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain equity or debt financing secured by our properties or on an unsecured basis, and the factors referenced under the section captioned “Item 1.A Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, and other risks described in documents subsequently filed by us or MPT Operating Partnership, L.P., our operating partnership, from time to time with the Securities and Exchange Commission. The pro forma information included in this presentation adjusts our historical information to give effect to the pro forma events that are directly attributable to the Prospect acquisition and other transactions referred herein and is factually supportable. The pro forma adjustments are preliminary and are not necessarily indicative of results that may have actually occurred had the Prospect acquisition and other transactions referred herein taken place on the dates noted. The pro forma adjustments are based upon available information and assumptions that we believe reasonable. This presentation is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy any securities the company. 1

A Marquee Year for Medical Properties Trust

With the acquisitions described in today's announcement, MPT has committed $3.0 billion in hospital investments across the globe in 2019 YTD, surpassing its full-year acquisition guidance during the first half of the year



$45mm Acquisition of BMI Harbour Hospital
$282.5mm Investment in Switzerland Real Estate and Operations (2)
$1.55bn Acquisition of 16 Prospect Hospitals
$145mm Acquisition of 7 Saint Luke's Community Hospitals
$55mm Investment (1) in Watsonville Community Hospital
$906mm Acquisition of 11 Healthscope Hospitals (3)

2019 YTD Highlights

Total Investments:
$3.0 billion

Run-Rate Net Income Range:
$1.08 – $1.12 / share

Run-Rate NFFO Range:
$1.54 – $1.58 / share

Blended GAAP Yield:
8.2%

	Properties	Operators	Largest Operator Concentration	Countries
12/31/2018	275	30	40%	5
Pro Forma Today	326	36	30%	7

Note Prospect and Halsen acquisitions are pending. No assurances can be made that announced and pending transactions will close on the terms indicated or at all.
1. *Includes working capital loan.*
2. *Gross investment in Switzerland real estate and operator is ~$456mm.*
3. *Includes stamp duties and registration fees.*

2

A Proven Growth Strategy

Acute care real estate opportunity is rapidly expanding

Large Domestic & International Opportunity Set	Consolidation of Hospital Systems	Growing Acceptance of Sale-Leaseback Model Among Not-For-Profit Operators	Further Accretive Opportunities in 2H 2019 and Beyond
• Substantial domestic and international potential acquisition targets • ~5,000 community hospitals in the U.S. and ~20,000+ globally • Estimated $0.5 trillion of U.S. hospital real estate • Additional $0.5 – $1.0 trillion international hospital real estate	• Consolidation of hospital systems continues, searching for cost efficiencies and economies of scale • Increasing ownership of hospitals by for-profit systems established in the past decade (i.e. Steward, Prospect) and increasing investment from global private equity (i.e. Apollo, Cerberus, Brookfield)	• ~75% of all community hospitals in the U.S. are owned by not-for-profit ("NFP") operators • Leading NFP operators continue building relationships with private real estate owners and REITs to leverage their scale and cost of capital	• ~$6 billion invested since 2016 while supporting growth of best-in-class operators • MPT's platform is positioned to continue growing in the acute care space in the second half of 2019 and beyond

Sources: Company filings, American Hospital Association, World Health Organization and Wall Street research.

3

Preeminent Global Hospital Real Estate Platform

Global leader in hospital real estate finance focused on investments in licensed hospitals, unlocking value around the globe to deliver continued shareholder growth

Best-in-class acute care portfolio driven by strong operator relationships

- *Over 325 properties in 7 countries and 30 states*
- *36 total operators, including leading not-for-profit and for-profit systems in the U.S. and abroad*

Established source of capital for leading hospital operators around the globe

- *Over $12 billion gross investments worldwide*
- *$3.0bn new investments announced or completed 2019 YTD at a blended GAAP yield of approximately 8.2%*

Unlocking new global growth opportunities

- *New and compelling international markets (Australia, Switzerland) enhance existing global platform*
- *Completed over $3.2 billion of international investments since 2013*
- *Leased to best-in-class international hospital operators*

Strong track record of delivering superior returns to shareholders

- *5-year total return of 101% vs. 43% for healthcare REIT sector [(1)]*
- *5.4% dividend yield [(2)]*
- *Historically accretive investment activity*

Sources: Company filings and SNL Financial.
Note: No assurances can be made that announced and pending transactions will close on the terms indicated or at all. Figures pro forma for newly announced acquisitions.
1. *As of 7/12/2019. Healthcare REIT sector per SNL Financial.*
2. *Based on closing price of $18.51 as of 7/12/2019 and regular dividend paid on 7/11/2019.*

4

$3.0bn Cumulative Investments 2019 YTD

2019 transactions include:

53	**Hospitals**
6	**New Operators**
$1.6bn	**Pending Investments**
$1.4bn	**Completed Investments**
$3.0bn	**2019 YTD Investments**


($ in millions)
Previously Announced / Closed
Newly-Announced Acquisitions
$55
Halsen
$124
Other (1)
$145
Saint Luke's
$237
Infracore (2)
$906
Healthscope (3)
$1,550
Prospect

On July 15, 2019, Medical Properties Trust announced new acquisitions comprising 24 hospitals for a total investment of $1.75 billion with three new operators

- $1.55 billion unsecured bridge loan to support Prospect acquisition



Prospect Medical Holdings

14
Acute care hospitals

2
Behavioral health facilities

3
States (CA, CT, PA) (4)

$1.55B



Saint Luke's Health System *

7
Community hospitals

1
Market (Kansas City)

A1 / A+
Investment Grade Rating (5)

$145M

* Acquisition Completed



Halsen Healthcare, LLC

1
Acute care hospital

1
State (California)

Highly Experienced Management Team

$55M

1. Includes Steward Big Spring, BMI Harbour, Aevis equity investment and one other acquisition.
2. Gross investment value of $410mm.
3. Includes stamp duties and registration fees.
4. Excludes two properties subject to a delayed closing depending upon satisfaction of certain conditions.
5. Per Moody's and S&P, respectively.

5

Strengthening Portfolio Quality Through Diversification

Operator

Reduces Steward concentration to 30.3%, from 39.5% as of December 31, 2018



YE 2018
39.5%
11.6%
11.1%
27.3%
10.5%
Pro Forma
30.3%
12.3%
8.9%
8.2%
7.2%
26.9%
6.2%
Steward
Prospect
Prime Healthcare
MEDIAN
Healthscope
Other Operators
Other Assets

Asset Type

Increases general acute care to 79.0%, from 70.5% of total portfolio as of December 31, 2018



YE 2018
70.5%
16.1%
2.9%
10.5%
Pro Forma
79.0%
12.6%
2.2%
6.2%
General Acute Care
Inpatient Rehab
Long-Term Acute Care
Other Assets

Global



YE 2018
80.2%
12.0%
2.3%
5.5%
Pro Forma
76.0%
9.0%
7.2%
3.6%
2.1%
2.1%
United States
Germany
Australia
Switzerland
UK, Spain & Italy
Other Assets

Domestic (U.S. Only)



YE 2018
15.2%
11.6%
10.9%
5.4%
32.1%
5.0%
Pro Forma
11.3%
9.4%
9.3%
8.4%
4.3%
29.2%
4.1%
Massachusetts
Texas
California
Utah
Pennsylvania
Other States
Other Assets

MPT's largest property represents less than 3.0% of the total portfolio

Note: "YE 2018" figures do not include Healthscope acquisition (completed in June 2019). "Pro Forma" adjusted for material events subsequent to quarter end including: (i) closing and funding of Saint Luke's acquisition for $145 million, (ii) closing and funding of Infracore / Aevis investments for $288 million, (iii) closing and funding of Healthscope acquisition for $906 million including capitalized costs, (iv) closing and funding of Steward Big Spring, BMI Harbour and one other acquisition for $78 million, (v) closing and funding of Prospect portfolio acquisition for $1.55 billion, (vi) closing and funding of Halsen acquisition for $55 million including a working capital loan and (vii) sale of two ancillary properties for net proceeds of $3.5 million and funding of approximately $144.7 million for development projects, capital improvement projects and working capital purposes.

6

2019 YTD Acquisitions Benefits

Achieves Immediate Earnings Accretion

- *Transactions expected to be immediately accretive*
- *Net Income run-rate estimated to be $1.08 to $1.12 per share; increases run-rate NFFO guidance to a range of $1.54 to $1.58 per share*
- *2019 YTD blended GAAP yield on announced and completed transactions of approximately 8.2% (in line with previously estimated 7.5% - 8.5% range)*

Establishes New Operator Relationships

- *Adds six new tenants to MPT's portfolio of industry leading operators, including new relationship with A-rated not-for-profit health system*
- *Unique characteristics of each operator strengthen the overall portfolio and exhibit material future growth potential*

Increases Portfolio Diversification

- *Reduces exposure to MPT's largest tenant, Steward Health Care System, to 30% from 40% as of December 31, 2018, and its two largest tenants combined to 43% from 51%*
- *Expands MPT's geographical presence to 30 U.S. states*
- *Increases acute care hospitals to 79% as a percentage of MPT's total portfolio, up from 71% as of December 31, 2018, and 87% as a percentage of MPT's U.S. portfolio, up from 84%*

Achieves Benefits of Greater Scale

- *YTD acquisitions of $3.0 billion surpass FY 2019 acquisition goal*
- *Adds 50 hospital facilities to MPT's portfolio increasing the number of properties to 326 and the number of licensed beds to over 37,500*
- *Raises MPT's total gross assets 30% from $9.7 billion as of December 31, 2018 to approximately $12.6 billion on a pro forma basis*

7

$1.75bn Acquisitions Overview$1.75bn Acquisitions Overview

Prospect Medical Holdings

Investment Properties:
14 Acute care hospitals
2 Behavioral health facilities

Locations:
California, Connecticut and Pennsylvania (1)

Operated by:
Prospect Medical Holdings, Inc.

Investment:
$1.55 billion

Term:
15-year initial term with three renewal options

Annual Escalator:
Greater of CPI or 2% with a ceiling of 4%

- Prospect is a fully-integrated healthcare management company led by an experienced management team
- Provides services to patients through various business segments, including hospital services & facilities, medical groups and coordinated regional care
- Serves densely populated markets in Medicaid expansion states through large, organized physician groups
- Market is oriented toward high managed care penetration
- Mission-critical hospitals providing integral healthcare infrastructure to the communities they serve


CA
CT
PA





1. Excludes two properties subject to a delayed closing depending upon satisfaction of certain conditions.

8

Prospect Medical Holdings

Prospect is a proven operator of community-based hospitals in urban markets and a fundamental player in the acute care national hospital system

- **Targeting Urban Communities**
  - *Mission-critical hospitals in irreplaceable locations for state-level reimbursed patients in densely populated, urban markets*
  - *Low cost of operations, with service profitably supported by market demographics*
  - *Other hospital networks in Prospect's markets either not equipped or not properly staffed to deliver and manage costs effectively*
- **Integral Hospital Assets**
  - *Necessary to the communities they serve, relieving pressure from larger hospitals*
  - *Provide support in certain services (i.e. emergency departments and behavioral health) to communities largely unaddressed by regional hospital networks*
- **Award Winning Management Team**
  - *Prospect is led by CEO and Chairman Samuel Lee, who has over 25 years of industry experience*
  - *Deep and experienced leadership team with 10+ years of average tenure at Prospect*
  - *Prospect has been recognized by the American Heart Association, BlueCross BlueShield of Texas and U.S. News and World Report, among others, as a leader in clinical quality and care*
- **Experience with State-Level Reimbursement Programs**
  - *Deep understanding of state reimbursement system and hospital operational network*
  - *Strategic physician / payor alignment creates successful business model*
  - *Expert medical management of high utilizer patient population*
- **Integrated Behavioral Health Services**
  - *Behavioral services are typically delivered through carve-out arrangements separate from traditional healthcare*
  - *Prospect integrates behavioral service within many of its facilities, offering a full spectrum of care to its patients*
  - *Mental health (prevalent with the Medicaid population) impacts >20% of the U.S. population, totaling >$300 billion of direct treatment expense annually*
- **Large, Densely Populated Markets**
  - *Patient migration to cities; increase in behavioral patients / government pay mix*
  - *Medicaid expansion states*
  - *Essential infrastructure for healthcare delivery in growing markets*

16 Hospitals Across 3 states	2,383 [1] Licensed Beds	~750 Employed Physicians	~500,000 Members Managed	~160 Outpatient Facilities

9

1. *Excludes two properties subject to a delayed closing depending upon satisfaction of certain conditions.*

Select Prospect Hospitals Southern California Hospital at Culver City | Culver City, CA Rockville General Hospital | Vernon, CT Manchester Memorial Hospital | Manchester, CT Cozer-Chester Medical Center | Upland, PA 10Select Prospect Hospitals Southern California Hospital at Culver City | Culver City, CA Rockville General Hospital | Vernon, CT Manchester Memorial Hospital | Manchester, CT Cozer-Chester Medical Center | Upland, PA 10

Saint Luke's Community Hospitals

Investment Properties:
7 community hospitals

Location:
Kansas City metropolitan area

Operated and Guaranteed by:
Saint Luke's Health System
(A1 / A+ rated) [(1)]

Investment:
$145.4 million

Term:
14-year initial term with two 5-year renewal options

Annual Escalator:
Average 2% fixed escalators



Gladstone
Liberty
Parkville
Kansas City
Independence
Raytown
Blue Springs
Overland Park
Lenexa
Olathe
Grandview
MPT Assets
Other Assets

- Saint Luke's Health System is a not-for-profit healthcare operator based in Kansas City, Missouri
- Currently operates 18 hospitals (including a 382-bed flagship hospital), 13 convenient care clinics and three surgery centers across the greater Kansas City region
- High quality, new construction community hospitals built within the last two years
- Located in high-income demographic areas on major roads / intersections within Johnson County, Kansas - the fastest growing county in the Kansas City region
- New relationship between MPT and A-rated not-for-profit (with comprehensive diagnostic and treatment facilities) signifies rapidly evolving and expanding hospital market





ENTRANCE

1. *Per Moody's and S&P, respectively.*

11

Halsen Healthcare


CA

Investment Properties:
1 Acute care hospital

Investment:
$40 million [1]

Location:
California

Term:
15-year initial term with three 5-year renewal options

Operated by:
Halsen Healthcare, LLC.

Annual Escalator:
Greater of CPI or 2% with a ceiling of 5%

- Halsen Healthcare, a newly established operator based in Orange County, CA, boasts a deeply experienced executive team comprised of former Tenet, Community Health Systems and HCA executives, whom the Company expects to grow with in the coming years
- MPT's investment in Watsonville Community Hospital, a 106-bed acute care hospital profitably serving the healthcare needs of its surrounding markets, initiates a new operator relationship for MPT
- Watsonville is a coastal city located south of San Jose, a region with expected population growth of ~3% over the next five years




MEDICAL OFFICES
WATSONVILLE COMMUNITY HOSPITAL
EMERGENCY



1. *Real estate only. Total investment of $55mm including a working capital loan.*

12

2019 Completed Acquisitions Previously Announced2019 Completed Acquisitions Previously Announced

BMI Harbour Hospital Invested Properties: Investment: 1 Acute care hospital $45 million Location: Term: England 14 years remaining Operated by: Annual Escalator: BMI Healthcare Fixed 2.5% • 38-bed acute care hospital located in Poole, England, an affluent coastal city southwest of London • Offers orthopedic, oncology and physiotherapy services • BMI Healthcare is the largest private hospital operator in the United Kingdom • 56 hospitals with 20 facilities in London • Transaction closed April 3, 2019 13BMI Harbour Hospital Invested Properties: Investment: 1 Acute care hospital $45 million Location: Term: England 14 years remaining Operated by: Annual Escalator: BMI Healthcare Fixed 2.5% • 38-bed acute care hospital located in Poole, England, an affluent coastal city southwest of London • Offers orthopedic, oncology and physiotherapy services • BMI Healthcare is the largest private hospital operator in the United Kingdom • 56 hospitals with 20 facilities in London • Transaction closed April 3, 2019 13

Infracore

Ownership Acquired:
46% stake in Infracore SA

Investment:
$410 million (1)

Location:
Switzerland

Operated by:
Swiss Medical Network

- Infracore SA is a Swiss healthcare real estate company with real estate holdings valued at approximately $900 million
- Portfolio consists of 13 acute care campuses and two additional properties across Switzerland
- Hospitals are operated by the Swiss Medical Network (Switzerland's second largest private hospital operator)
- Hospitals total approximately 1.5 million square feet of high-quality assets, with an average 23 year remaining lease term
- Through the acquisition, which closed on May 27, 2019, MPT became the largest shareholder in Infracore
- On June 28, 2019, MPT acquired 4.9% shareholding in AEVIS VICTORIA SA which owns 19% of Infracore and wholly owns Swiss Medical Network
    - Investment leads to closer alignment and potential growth with Swiss Medical Network







1. *Represents gross real estate investment.*

14

Healthscope

Invested Properties:
11 Hospitals

Investment:
$858 million (1)

Locations:
Sydney, Melbourne, Brisbane and Perth

Term:
20-year weighted average initial term with multiple extension options

Operated by:
Healthscope Ltd.

Annual Escalator:
Fixed 2.5%



MPT Assets – 11
Other Assets – 32

- Healthscope is the second largest private hospital operator in Australia with 18,000 employees and 5,100 beds
- Operates 43 hospitals located around large metropolitan centers, including 30 acute hospitals, seven mental health hospitals and six rehabilitation hospitals
- Transaction agreements include provisions for MPT to invest up to an additional $350 million for expansion and redevelopment projects in 2019 and future years
- Transaction with Healthscope closed on June 6, 2019 (transaction financed with a five-year unsecured term loan at a 2.45% fixed interest rate)





1. *Excludes stamp duties and registration fees.*

15

Portfolio UpdatePortfolio Update

Portfolio Update • Steward integrated operations of IASIS and other acquisitions which Acute Care Hospital expanded the company from Massachusetts to 8 additional states, Rehabilitation Hospital increasing its portfolio to 36 hospitals from 9 facilities Non-MPT Owned Hospital • Generated substantial cost savings • Integrated operations of over 1,500 employed physician providers located in over 600 in supply chain management, labor locations optimization, and improved Medical • Expanded the network of affiliated providers from 2,700 to over 5,000 MI Group efficiencies CT • Conversion of Electronic Health Record systems to maintain the reliability and PA CA NJ IN NV consistency of electronic records and integrate billing processes to increase the speed • Further increased liquidity through at which charges are collected KS revenue cycle improvements MO • Centralization of all three corporate offices to Dallas, TX • Workforce reductions led to substantial one-time severance charges; savings to be realized in 2019 Investment $1.1 billion (3/31/2019) AL TX # of Beds 6,073 (4,520 MPT Facilities) 2018 EBITDAR Reconciliation # of Hospitals 45 (22 MPT owned) ($ in millions) Loss From Operations, Before Income Taxes ($269.2) Gain on Sale (36.4) Rehabilitation Hospital Depreciation and Amortization 230.8 Non-MPT Owned Hospital Interest 1 69.8 Operating Leases 212.9 EBITDAR $307.9 • Expense management initiatives realized in 2018 as Staffing and Vendor Consolidation and Integration 82.5 well as renegotiated certain payer contracts Revenue Cycle Integration Adjustments 49.5 Electronic Health Record Conversion Impact 1 33.8 • Renovated selected units across the portfolio (1) Integration Cost 8 9.5 Facility Disposal and Transition Costs 1 9.6 Investment $1.0 billion (3/31/2019) Other Non-Recurring 27.0 Adjusted EBITDAR $709.8 # of Beds 18,073 (14,435 MPT Facilities) MPT Coverage Rent / Interest $249.3 # of Hospitals 120 (77 MPT owned) Consolidated Adjusted EBITDAR Coverage 2.85x 16 Note: Steward Health Care System information provided by Steward Health Care System. MPT did not participate in the preparation of this information. 1. Includes Houston facility remediation. Portfolio Update • Steward integrated operations of IASIS and other acquisitions which Acute Care Hospital expanded the company from Massachusetts to 8 additional states, Rehabilitation Hospital increasing its portfolio to 36 hospitals from 9 facilities Non-MPT Owned Hospital • Generated substantial cost savings • Integrated operations of over 1,500 employed physician providers located in over 600 in supply chain management, labor locations optimization, and improved Medical • Expanded the network of affiliated providers from 2,700 to over 5,000 MI Group efficiencies CT • Conversion of Electronic Health Record systems to maintain the reliability and PA CA NJ IN NV consistency of electronic records and integrate billing processes to increase the speed • Further increased liquidity through at which charges are collected KS revenue cycle improvements MO • Centralization of all three corporate offices to Dallas, TX • Workforce reductions led to substantial one-time severance charges; savings to be realized in 2019 Investment $1.1 billion (3/31/2019) AL TX # of Beds 6,073 (4,520 MPT Facilities) 2018 EBITDAR Reconciliation # of Hospitals 45 (22 MPT owned) ($ in millions) Loss From Operations, Before Income Taxes ($269.2) Gain on Sale (36.4) Rehabilitation Hospital Depreciation and Amortization 230.8 Non-MPT Owned Hospital Interest 1 69.8 Operating Leases 212.9 EBITDAR $307.9 • Expense management initiatives realized in 2018 as Staffing and Vendor Consolidation and Integration 82.5 well as renegotiated certain payer contracts Revenue Cycle Integration Adjustments 49.5 Electronic Health Record Conversion Impact 1 33.8 • Renovated selected units across the portfolio (1) Integration Cost 8 9.5 Facility Disposal and Transition Costs 1 9.6 Investment $1.0 billion (3/31/2019) Other Non-Recurring 27.0 Adjusted EBITDAR $709.8 # of Beds 18,073 (14,435 MPT Facilities) MPT Coverage Rent / Interest $249.3 # of Hospitals 120 (77 MPT owned) Consolidated Adjusted EBITDAR Coverage 2.85x 16 Note: Steward Health Care System information provided by Steward Health Care System. MPT did not participate in the preparation of this information. 1. Includes Houston facility remediation.

AppendixAppendix

FFO Run-Rate and Gross Assets Reconciliation

Annual Run-Rate Guidance – Per Share [(1)]

	Low	High
Net income attributable to MPT common stockholders	$1.08	$1.12
Participating securities' share in earnings	-	-
Net income, less participating securities' share in earnings	**$1.08**	**$1.12**
Depreciation and amortization	0.45	0.45
Funds from operations	**$1.53**	**$1.57**
Other adjustments	0.01	0.01
Normalized funds from operations	**$1.54**	**$1.58**

Pro Forma Total Gross Assets

	Pro Forma March 31, 2019
Total assets	$9,231,453
Add:	
Completed investments since March 31, 2019 and current committed acquisitions and developments	3,108,777
Accumulated depreciation and amortization	498,915
Incremental gross assets of our joint ventures [(2)]	540,542
Less:	
Cash and cash equivalents	(745,548)
Pro forma total gross assets [(3)]	**$12,634,139**

1. *Based on current expectations and actual results or future events may differ materially from those expressed in this table, which is a forward-looking statement within the meaning of the federal securities laws. Please refer to the forward-looking statement included in the corresponding press release and our filings with the Securities and Exchange Commission for a discussion of risk factors that affect MPT's performance.*
2. *Adjustment needed to reflect MPT's share of joint ventures' gross assets.*
3. *Pro forma total gross assets is total assets before accumulated depreciation/amortization, includes investments completed since March 31, 2019 and assumes real estate binding commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are funded, and assumes cash on hand is used in these transactions. We believe pro forma total gross assets is useful to investors as it provides a more current view of our portfolio and allows for a better understanding of our concentration levels as our binding commitments close and our other commitments are fully funded.*

17